Exhibit 10.28

                                ESCROW AGREEMENT


         THIS ESCROW AGREEMENT is made as of the 1st day of July, 1998, by and among MLC Holdings, Inc., a Delaware corporation ("MLC"), Crestar Bank, a Virginia banking association, as escrow agent (the "Escrow Agent"), and Nadim Achi, as representative of the Stockholders (as defined below).

                              W I T N E S S E T H :

         WHEREAS, pursuant to an Agreement and Plan of Merger dated as of July 1, 1998 (the "Merger Agreement"), among MLC, MLC Network Solutions of Virginia, Inc., a Virginia corporation and a wholly owned subsidiary of MLC ("Network Solutions"), PCPlus, Inc. ("PCPlus"), and the stockholders of PCPlus (collectively, the "Stockholders"), PCPlus was merged with and into Network Solutions (the "Merger");


         WHEREAS, in connection with the Merger, all of the outstanding shares of PCPlus' common stock held by the Stockholders will be canceled and converted into the right to receive the Merger Consideration (as defined in the Merger agreement), which includes an aggregate of 263,478 shares of MLC's common stock, $.01 par value (the "MLC Common Shares");


         WHEREAS, the Merger Agreement provides that, as soon as practicable after the Closing Date (as defined in the Merger Agreement), MLC Common Share certificates representing five percent (5%) of the Merger Consideration based on the Merger Share Price (as defined below) (the "Escrowed Shares") and stock powers (executed in blank) with respect thereto shall be deposited by the Stockholders in escrow (the "Escrow Deposit"), to be held and disposed of by the Escrow Agent as provided herein;


         WHEREAS, pursuant to the Merger Agreement, each of the Stockholders has appointed Nadim Achi (or such individual as may succeed Nadim Achi pursuant to the provisions of Section 3 hereof) as his exclusive agent (Nadim Achi or such other individual being hereinafter referred to as the "Representative") to act with full authority for him and on his behalf in all matters relating to the subject matter of this Agreement; and


         WHEREAS, MLC and the Representative wish to appoint the Escrow Agent to serve as the escrow agent hereunder, and the Escrow Agent is willing to do so upon the terms and conditions hereinafter set forth.


         NOW THEREFORE, it is agreed:

                                    SECTION 1

             APPOINTMENT OF ESCROW AGENT; CREATION OF ESCROW DEPOSIT

1.1. Appointment of Escrow Agent. MLC and the Representative  hereby appoint the
     ----------------------------
Escrow Agent, and the Escrow Agent hereby agrees to act, as depository and administrator of the Escrow Deposit, upon the terms and conditions set forth below.

1.2. Creation of Escrow Deposit.  Simultaneously with the execution and delivery
     ---------------------------
of this Agreement, the Stockholders, pursuant to the Merger Agreement, (i) have executed and delivered to MLC irrevocable instructions to deduct the Escrowed Shares from the number of MLC Common Shares otherwise deliverable to the Stockholders in connection with the Merger and to deposit on behalf of the Stockholders the Escrowed Shares with the Escrow Agent in the Escrow Deposit and
(ii) have delivered to the Escrow Agent, for deposit into the Escrow Deposit, stock powers (executed in blank) covering the Escrowed Shares, the receipt of such Escrowed Shares and stock powers is hereby acknowledged by the Escrow Agent. In addition, the Representative hereby (i) authorizes MLC to deliver directly to the Escrow Agent all dividends and other distributions made in respect of any Escrowed Shares held in the Escrow Deposit (whether paid in cash, securities or other property), all of which dividends and other distributions shall be added to and become part of the Escrow Deposit, and (ii) agrees to deliver or cause to be delivered to the Escrow Agent such additional stock powers and other instruments of transfer (executed in blank) as MLC shall reasonably request from time to time in respect of all securities and other property deposited into the Escrow Deposit pursuant to clause (i) of this sentence.

1.3.  Stockholder Rights. While any MLC Common Shares are held in the
      -------------------
Escrow Deposit, and pending the disbursement thereof to MLC or the Stockholders, as the case may be, in connection with any disbursement of property from the Escrow Deposit in accordance with Section 2, the Stockholders shall have all rights with respect thereto (including, without limitation, the right to vote such shares), except (i) the right of possession thereof, (ii) the right to assign or pledge such shares or any interest therein and (iii) the right to possession of any dividends or other distributions received in respect thereof.

1.4.  Stockholder  Percentage  Interest in Escrow  Deposit.  Attached  hereto as
      -----------------------------------------------------
Schedule 1.4 is a schedule listing each Stockholder, such Stockholder's address and Social Security or other tax identification number and such Stockholder's interest in the Escrow Deposit (expressed as a percentage, based on the number of Escrowed Shares delivered to the Escrow Agent at the Closing Date on behalf of such Stockholder).

1.5.  Merger Share Price.  The average share price is $13.50 per Escrowed  Share
      -------------------
(the "Merger Share Price").

                                    SECTION 2

                          DISPOSITION OF ESCROW DEPOSIT

2.1. Term of Escrow Deposit.
     ----------------------

     2.1.a. The Escrowed Shares held in the Escrow Deposit shall be held by the Escrow Agent on the terms and subject to the conditions set forth herein and in the Merger Agreement (but the Escrow Agent shall have no responsibility with respect to the Merger Agreement other than to perform as provided in this Agreement) to satisfy the indemnification obligations of the Stockholders pursuant to Section 12 of the Merger Agreement. The Escrow Agent shall release a portion of the Escrow Deposit to the Representative on the close of business on the first anniversary of the Closing Date (the "Initial Expiration Date"), subject to the terms and conditions set forth in Sections 2.7(a) and 2.8.

     2.1.b. The Escrowed Shares held in the Escrow Deposit after the Initial Expiration Date shall be held by the Escrow Agent on the terms and subject to the conditions set forth herein and in the Arrow Agreement until the first anniversary of the Closing Date (the "Final Expiration Date" and collectively with the Initial Expiration Date, the "Expiration Dates"). Notwithstanding the foregoing, any amount that constitutes a Claim Reserve (as defined in Section 2.6) shall be released prior to the Final Expiration Date in accordance with
Section 2.8. On the Final Expiration Date, the Escrow Agent shall release the remaining Escrowed Purchase Price held in the Escrow Deposit to the Selling Persons, subject to the terms and conditions set forth in Sections 2.7(b) and 2.8

2.2. MLC Indemnity  Claims. In the event of the occurrence of an event which MLC
     ---------------------
in its reasonable judgment asserts constitutes a MLC Indemnity Claim (as defined in the Merger Agreement), MLC shall furnish notice of such event (the "Indemnity Notice") to the Representative and the Escrow Agent promptly (and in any event on or prior to the Expiration Date), setting forth MLC's then good-faith estimate of the reasonably foreseeable maximum amount of its MLC Indemnity Claim, and shall make available to the Representative all relevant information which is material to such MLC Indemnity Claim and which is in the possession of MLC.

2.3. MLC Indemnity Claims Not Disputed by Representative. If, within thirty (30)
     ----------------------------------------------------
days after receipt of the Indemnity Notice, the Representative does not give the notice provided for in Section 2.4, MLC shall be entitled to make demand upon the Escrow Agent that it retain for future return to MLC as and when the amount is determined, if the amount is not then determined, or that it then disburse to MLC, if the amount has then been determined, a number of Escrowed Shares having a value equal to the lesser of (i) the full amount set forth in the Indemnity Notice (plus the value of all property held in the Escrow Deposit which arose in respect of dividends and distributions on such Escrowed Shares) or (ii) the entire Escrow Deposit. For purposes of this Agreement, the value of each Escrowed Share returned to MLC in satisfaction of MLC Indemnity Claims shall be calculated based upon the Merger Share Price.
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

2.4.  MLC  Indemnity  Claims  Disputed  by   Representative  in  Whole.  If  the
      -----------------------------------------------------------------
Representative disputes either the MLC Indemnity Claim described in the Indemnity Notice or the amount MLC seeks as indemnity on account of such MLC Indemnity Claim, the Representative shall, within thirty (30) days after his receipt of the Indemnity Notice, notify the Escrow Agent and MLC of such dispute, setting forth the basis therefor in reasonable detail, based on his then good-faith belief. In the event the Representative disputes the entire MLC Indemnity Claim, the Escrow Agent shall not distribute any amount with respect thereto until the Escrow Agent receives a written agreement signed the Representative and MLC stating the amount to which MLC is entitled in connection with such MLC Indemnity Claim, or a copy of a court order or judgment together with an opinion of counsel reasonably acceptable to the Escrow Agent to the effect that such order or judgment is a final order or judgment of a court of competent jurisdiction binding on MLC and the Stockholders from which no appeal may be taken or for which the time to appeal has expired (a "Final Judgment"), at which time the Escrow Agent shall disburse to MLC the lesser of (i) a number of Escrowed Shares having a value (based on the Merger Share Price) equal to the amount set forth in such agreement or Final Judgment (plus the value of all property held in the Escrow Deposit which arose in respect of dividends and distributions on such Shares) or (ii) the entire Escrow Deposit.

2.5. MLC Indemnity Claims Disputed by  Representative  in Part. In the event the
     ----------------------------------------------------------
Representative disputes part of, but not all of, a MLC Indemnity Claim, the Escrow Agent shall, if the amount is undetermined, retain for future return to MLC, or, if the amount is determined, return to MLC, the lesser of (i) a number of Escrowed Shares having a value (based on the Merger Share Price) equal to an amount attributable to that portion of the MLC Indemnity Claim which is not disputed by the Representative (together with all property held in the Escrow Deposit which arose in respect of dividends and distributions on such Escrowed Shares) or (ii) the entire Escrow Deposit. The Escrow Agent shall not distribute any amount with respect to the balance of such MLC Indemnity Claim except in accordance with the procedures set forth in Section 2.4.

2.6.  Notice to Withhold on the Expiration  Dates. On or prior to the any of the
      --------------------------------------------
Expiration Dates, MLC shall notify the Escrow Agent and the Representative of the amount, if any, to be retained on account of MLC Indemnity Claims concerning which MLC has given the notice specified in Section 2.2 which, in its reasonable judgment, continue to constitute MLC Indemnity Claims and which are not, at such time, absolute as to liability or liquidated as to amount, such notice to contain the information specified in Section 2.2 to the extent it requires supplementation or change based on MLC's knowledge on the notice date, whereupon the Escrow Agent shall retain that portion of the Escrow Deposit (the "Claim Reserve") having a value (determined in accordance with the last sentence of
Section 2.3 with respect to Escrowed Shares) equal to the amount set forth in the notice given by MLC pursuant to this Section 2.6 (plus all property held in the Escrow Deposit which constitutes, or arose in respect of, dividends, distributions or interest on the Escrow Deposit). In the event MLC does not timely provide the notice required by this Section 2.6, and continues to fail to provide such notice within ten (10) business days after delivery by th
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

Representative to MLC (with a copy to the Escrow Agent) of a demand that the notice required by this Section 2.6 be delivered, all remaining property held in the Escrow Deposit shall be distributed by the Escrow Agent to the Stockholders in accordance with Section 2.7.

2.7.  Distribution  Following Expiration Dates.
      -----------------------------------------

     2.7.a. As soon as practicable following the Initial Expiration Date, one-half of the Escrowed Shares and such other property as shall remain in the Escrow Deposit after deduction of (i) all portions of the Escrow Deposit required by MLC to be retained pursuant to notice given under Section 2.6 as a Claim Reserve and (ii) all property held in the Escrow Deposit which constitutes, or arose in respect of, dividends, other distributions or interest on the Escrow Deposit referred to in clause (i) of this sentence shall be released from the provisions of this Agreement and distributed promptly by the Escrow Agent, as directed by the Representative, to the Stockholders, by a nationally recognized overnight courier (at the risk of the Stockholders) to such persons at the address as shall have been specified in a written notice to the Escrow Agent from the Representative, with any cash amounts paid by wire transfer to an account designated in writing by the Representative. In any such notice, the Representative shall designate how much of the amount to be released pursuant to Section 2.7(a) shall be payable in the form of Escrowed Shares valued at the Average Share Price and how much shall be payable in the form of cash..

     2.7.b. As soon as practicable following the Final Expiration Date, the remaining portion of the Escrow Deposit after deduction of (i) all amounts of the Escrow Deposit required by MLC to be retained pursuant to notice given under
Section 2.6 and (ii) all property held in the Escrow Deposit which constitutes, or arose in respect of, dividends, other distributions or interest on the Escrow Deposit referred to in clause (i) of this sentence shall be released from the provisions of this Agreement and distributed promptly by the Escrow Agent, as directed by the Representative, to the Stockholders, by registered or certified first class mail to such persons at the address as shall have been specified in a written notice to the Escrow Agent from the Representative, with any cash amounts paid in the form of a check issued by and drawn on the Escrow Agent.

2.8.  Retention of Escrow  Deposit  After  Expiration  Dates.  Upon receipt of a
      --------------------------------------------------------
notice pursuant to Section 2.6, the Escrow Agent shall continue to hold after the Expiration Dates, with respect to each MLC Indemnity Claim included in such notice, the Claim Reserve until such time as the Escrow Agent receives a written agreement signed by the Representative and MLC stating the amount, if any, to which MLC is entitled from the Escrow Deposit in connection with such MLC
Indemnity  Claim,  or a copy of a  Final  Judgment  with  respect  to  such  MLC
Indemnity Claim, at which time the Escrow Agent shall return to MLC, with respect to such MLC Indemnity Claim, the portion of the Claim Reserve having a value (determined in accordance with the last sentence of Section 2.3 with respect to Escrowed Shares) equal to the amount specified in such agreement or Final Judgment (plus the value of all property held in the Escrow Deposit which constitutes, or arose in respect of, dividends, distributions or interest on the amount of the Claim Reserve to be distributed to MLC) and shall distribute, as directed by the Representative, to the Stockholders, the remainder of the Claim Reserve plus all property held in the Escrow Deposit which constitutes, or arose in respect of, dividends, distributions or interest on such remainder; provided, however, that, to the extent the distribution of the remainder of the Claim Reserve to the Stockholders would cause the value of the property remaining in the Escrow Deposit after such distribution to fall below the amount (as stipulated in MLC's Section 2.6 notice) of all still unresolved MLC Indemnity Claims identified in the Section 2.6 notice, such remainder shall be retained by the Escrow Agent in the Escrow Deposit and shall be available for distribution to MLC upon the resolution of any unresolved MLC Indemnity Claims, and such remainder shall not be distributed to the Stockholders until such time, if any, as such distribution can be made without causing the value of all property remaining in the Escrow Deposit to fall below the amount of all remaining unresolved MLC Indemnity Claims identified in the Section 2.6 notice.

2.9.  Allocation of Escrowed  Shares  Distributed  to MLC. In the event Escrowed
      -----------------------------------------------------
Shares are retained by the Escrow Agent or distributed to MLC pursuant to any provisions of this Section 2, such Escrowed Shares shall be taken from the Escrowed Shares deposited by each Stockholder in proportion to such Stockholder's percentage interest in the Escrow Deposit as set forth on Schedule 1.4.

2.10.  Reservation of MLC's Rights.  The rights of MLC to receive  disbursements
       ----------------------------
from the Escrow Account in respect of MLC Indemnity Claims shall be without prejudice to any other rights MLC may have, under the Merger Agreement, to seek indemnity for MLC Indemnity Claims.

2.11.  Fractional  Escrowed  Shares.  In the  event  that a  payment  of any MLC
       -----------------------------
Indemnity Claim would involve fractional Escrowed Shares, the Escrow Agent shall round the amount of Escrowed Shares necessary to settle such MLC Indemnity Claim to the nearest whole number.


                                    SECTION 3

                   INVESTMENT OF ESCROW DEPOSIT AND ACCOUNTING

3.1. Investment of Escrow Deposit.  All cash held in the Escrow Deposit shall be
     -----------------------------
invested by the Escrow Agent in Crestfunds US Treasury Money Funds, so long as such fund is rated in the highest investment category by Standard & Poor's Rating Group or Moody's Investors Service, Inc., or in such other investments as MLC and the Representative may agree in a writing delivered to the Escrow Agent. In the event that the Crestfunds US Treasury Money Funds shall cease to be rated in the highest investment category by Standard & Poors Rating Group or Moody's Investment Service, Inc., the Escrow Agent shall notify MLC and the Representative in writing and promptly deposit all cash held in the Escrow Deposit in a fund that has such rating until such time as MLC and the Representative shall direct the Escrow Agent in writing to deposit such funds elsewhere. All interest and other income earned on the Escrow Deposit shall be added to, and become part of, the Escrow Deposit, and the distribution thereof shall be subject to the terms of this Agreement.

3.2. Accounting. The Escrow Agent shall provide a written account to MLC and the
     -----------
Representative at the end of each month prior to the Expiration Date (and thereafter to the extent any amounts remain in escrow pursuant to Section 2.8) listing all transactions with respect to the Escrow Deposit during the immediately preceding month.

                                    SECTION 4


                                  ESCROW AGENT


4.1. Duties.  The duties and obligations of the Escrow Agent shall be determined
     --------
solely by the express provisions of this Agreement and shall be limited to the performance of such duties and obligations as are specifically set forth in this Agreement, as it may be amended from time to time with the Escrow Agent's written consent as provided in Section 5.7.

4.2.  Reliance.  In the  performance of its duties  hereunder,  the Escrow Agent
      ---------
shall be entitled to rely upon any document or instrument reasonably believed by it to be genuine and signed by MLC or the Representative. The Escrow Agent may assume that any person purporting to give any notice in accordance with the provisions hereof has been duly authorized to do so. 4.3. Liability. The Escrow Agent shall not be liable for any error of judgment, or any action taken or omitted to be taken hereunder in good faith, except in the case of its bad faith, gross negligence or willful misconduct. The Escrow Agent shall be entitled to consult with counsel of its choosing (including internal counsel) and shall not be liable for any act suffered or omitted by it in good faith in accordance with the advice of such counsel.

4.4.  Disputes.  In the event that the Escrow Agent shall be uncertain as to its
      ---------
duties or rights hereunder, or shall receive instructions from any party hereto with respect to the Escrow Deposit which, in its opinion, are in conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action until such time as there has been a final determination of the rights of MLC and the Stockholders with respect to the Escrow Deposit (or relevant portion thereof). For purposes of this Section 4.4, there shall be deemed to have been a final determination of the rights of MLC and the Stockholders with respect to the Escrow Deposit (or relevant portion thereof) at such time as Escrow Agent shall receive (i) an executed counterpart of an agreement between the Representative and MLC or (ii) a copy of a Final Judgment which provides for the disposition of the Escrow Deposit (or relevant portion thereof).

4.5.  Resignation.  The Escrow Agent may resign at any time and be discharged of
      ------------
the duties imposed hereunder (but without prejudice for any liability in the case of its bad faith, gross negligence or willful misconduct hereunder) by giving notice to the Representative and MLC at least sixty (60) business days prior to the date specified for such resignation to take effect, in which case, upon the effective date of such resignation:

     4.5.a. all property then held by the Escrow Agent hereunder shall be delivered by it to such person as may be designated in writing by MLC and the Representative, whereupon the Escrow Agent's obligations hereunder shall cease and terminate;

     4.5.b. if no such person has been designated by such date, all obligations of the Escrow Agent hereunder shall, nevertheless, cease and terminate, subject to clause (c) below; and

     4.5.c. the Escrow Agent's sole responsibility thereafter shall be to keep all property then held by it (and to make the investments as hereinbefore provided) and to deliver the same to the successor escrow agent designated in writing by MLC and the Representative or, if no such successor escrow agent shall have been so designated, in accordance with the directions of a Final Judgment, and the provisions of Section 4.7 and Section 4.8 shall remain in effect.

4.6.  Removal of Escrow  Agent.  MLC and the  Representative  may, upon at least
      -------------------------
thirty (30) business days prior written notice to the Escrow Agent, dismiss the Escrow Agent hereunder and appoint a successor. In such event, the Escrow Agent shall promptly account for and deliver to the successor escrow agent named in such notice the balance of the Escrow Deposit, including all investments thereof and accrued income thereon, on the date of such accounting and delivery. Upon acceptance thereof and of such accounting by such successor escrow agent, and upon reimbursement to the Escrow Agent of all expenses due to it hereunder through the date of such accounting and delivery, the Escrow Agent shall be released and discharged from all of its duties and obligations hereunder, but without prejudice to any liability of the Escrow Agent for its bad faith, gross negligence or willful misconduct hereunder.

4.7.  Compensation.  From time to time upon the Escrow Agent's written  request,
      -------------
MLC shall pay the Escrow Agent 100% of its yearly compensation of $1,200 for its services hereunder, including reasonable legal fees and other out-of-pocket expenses incurred in the performance of its duties and the enforcement of its rights hereunder.

4.8.  Indemnification.  MLC indemnify and hold the Escrow Agent harmless against
      ---------------
any loss, liability, claim, damage, injury, demand or expense, including reasonable legal fees, arising out of or in connection with the performance of the Escrow Agent's obligations hereunder, including the costs and expenses incurred in connection with the collection of its fees and including the costs and expenses of defending itself against any claim or liability arising out of or in connection with the performance of its duties hereunder, except for any loss, liability, claim, damage, injury, demand or expense resulting from the

Escrow Agent's bad faith, gross negligence or willful misconduct; provided, however, that promptly after the receipt by the Escrow Agent of notice of any claim or the commencement of any suit, action or proceeding, the Escrow Agent shall, if a claim of indemnification in respect thereof is to be made against any of the other parties hereto, notify such other parties thereof in writing; and provided, further, that the indemnifying party or parties shall be entitled, jointly or severally and at their own expense, to participate in or assume the defense of any such action, suit or proceeding. The right of the Escrow Agent (or any successor escrow agent appointed hereunder) to indemnification under this Section 4.8 shall survive the termination of this Agreement.

                                  MISCELLANEOUS

5.1. Term. This Agreement  shall continue in force until the final  distribution
     -----
of all amounts held by the Escrow Agent in the Escrow Deposit.

5.2. Notices. All notices and other  communications  hereunder shall be given in
     --------
writing and delivered personally, by registered or certified mail (postage prepaid, return receipt requested), by overnight courier (postage prepaid), facsimile transmission or similar means, to the party to receive such notices or communications at the address set forth below (or such other address as shall from time to time be designated by such party to the other parties in accordance with this Section 5.2):

(a)      If to the Representative, addressed to:


         Nadim Achi
         President
         1851 Alexander Bell Drive
         Reston, VA  20191          Telecopy:  (703) __________


with copy to:


Silverstein and Mullens, P.L.L.C.
1776 K Street, N.W.
Suite 800
Washington, D.C.  20006
Attn:  John P. Warner, Esq.
Telecopy: (202) 452-7989

(b)      If to MLC, addressed:

        MLC Holdings, Inc.
        11150 Sunset Hills Road            Suite 110
        Reston, Virginia

         Attention:  Kleyton L. Parkhurst
         Telecopy: (703)834-5718


         with a copy to:


         Shaw, Pittman, Potts & Trowbridge
         2300 N Street, N.W.
         Washington, D.C.  20037

         Attention:  John M. McDonald, Esq.
         Telecopy:  (202) 663-8007


(c)      If to Escrow Agent, addressed:

         Crestar Bank
         Corporate Trust Department
         919 East Main Street, 10th Floor
         Richmond, VA  23219

         Attention: Mary Brewer
         Telecopy:  (804) 782-7855



All such notices and communications hereunder shall be deemed given when received, as evidenced by the signed acknowledgment of receipt of the person to whom such notice or communication shall have been personally delivered, the acknowledgment of receipt returned to the sender by the applicable postal authorities or the confirmation of delivery rendered by the applicable overnight courier service. A copy of any notice or other communication given by any party to any other party hereto, with reference to this Agreement, shall be given at the same time to the other parties to this Agreement.

5.4.  Assignment.  This Agreement shall be binding upon and inure to the benefit
      -----------
of the parties hereto and their respective representatives, successors and assigns. Neither this Agreement nor any rights, duties or obligations hereunder shall be assigned by any party hereto without the prior written consent of the parties hereto; provided, however that no such consent shall be required to confer the duties, rights, and obligations of the Representative hereunder upon any person selected as the Representative pursuant to the Merger Agreement.

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5.5  GOVERNING  LAW.  THE  PARTIES  HERETO  AGREE THAT THIS  AGREEMENT,  AND THE
     ---------------
RESPECTIVE RIGHTS, DUTIES AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF
VIRGINIA,   WITHOUT  GIVING  EFFECT  TO  THE  PRINCIPLES  OF  CONFLICTS  OF  LAW
THEREUNDER.

5.6.  Counterparts.  This Agreement may be executed in one or more counterparts,
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each of which shall be deemed an original.

5.7.  Headings.  The Section headings in this Agreement are for convenience only
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and do not constitute part of this Agreement.

5.8.  Amendment.  This Agreement may be amended only by a writing signed by MLC,
      ----------
the Escrow Agent and the Representative.



                          ARBITRATION OF CERTAIN ISSUES


6.1. Scope and Procedure. In the event that the Representative believes that, as
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of any Expiration  Date or as of any time after the Final  Expiration  Date, the assertion by MLC of any MLC Indemnification Claim or the amount of an such MLC Indemnification Claim asserted by MLC is not reasonable, the Representative shall have the right to submit the issue of the reasonableness of such asserted MLC Indemnification Claim or claim amount to arbitration as provided in this
Section 6. The parties shall mutually agree upon a single arbitrator, who shall establish the rules applicable to the arbitration and whose decision in the matter shall be final and binding upon all concerned. In the event that an agreement on an arbitrator to settle the dispute is not reached within thirty
(30) days after notification of the request for arbitration, it is hereby agreed that such breach or dispute shall be resolved by final and binding arbitration in accordance with the commercial arbitration rules then in effect of the
American  Arbitration  Association;   provided,  however,  that  only  a  single
arbitrator shall be used.

6.2.  Effect of Arbitration  Decision.  MLC agrees to take all action within its
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power  necessary,  including the execution of any written  notices to the Escrow
Agent required under this Agreement, to effect the release from the Escrow Deposit and the distribution as the Representative directs, of all funds found by the arbitrator not be to reasonably retained on account of MLC Indemnity Claims. Judgment upon any award rendered may be entered in any court having jurisdiction over the person against whom such award is rendered. Any notice served in connection with any such arbitration or entry of judgment may be served in or out of the Commonwealth of Virginia or in such other manner as may be permitted by said rules of any said court. Any expenses of such arbitration shall be borne by the parties as the arbitrator shall determine; provided, however, that each party shall bear his or her own attorney and expert witness fees and expenses.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above set forth.

Amendment No. 3 to
Credit Agreement                                     As of June 30, 1998

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                                                  MLC:

                                                  MLC HOLDINGS, INC.
                                                 /s/ Phillip G. Norton
                                                 ---------------------
                                                 By:   Phillip G. Norton
                                                Its:  Chairman, President & CEO


                                                 ESCROW AGENT:

                                                 CRESTAR BANK

                                                 /s/ M. Brewer
                                                 -------------
                                                 By:   M. Brewer
                                                 Its:  Trust Officer


                                                 REPRESENTATIVE:


                                                       Nadim Achi